Exhibit 10.10.1

Amendment No.1 to the Coinsurance Agreement between

American Life & Security Corp. (“Ceding Company”)

And

US Alliance Life and Security Company (“Reinsurer)

Effective September 30, 2017

This Amendment No. 1 to the Coinsurance Treaty effective September 30, 2017 between American Life & Security Corp. (“Ceding Company”) and US Alliance Life and Security Company (“Reinsurer”) shall be effective as of June 1, 2020.

All provisions of the Coinsurance Agreement shall remain in full force and effect.

Exhibit “A”, Policies Reinsured, shall be amended to include the following policies from Ceding Company.

6000122160

6000125400

Ceding Company agrees to transfer the reserves on said policies as of the effective date hereof to Reinsurer.

The parties hereto have caused this Addendum to be executed as of the Effective Date.

American Life & Security Corp.

By: ________________________________________

 Mark A. Oliver, VP & Secretary

May 15, 2020

Attest:

By: ________________________________________

          Deb Havranek, VP & Treasurer

US Alliance Life and Security Company

By: ________________________________________

          Jack H. Brier, President

May 15, 2020

Attest:

By: ________________________________________

           Jeff Brown, EVP and COO